POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Treasurer of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ Brian W. Wixted
Brian W. Wixted

                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Chairman and/or Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial
America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ James C. Swain
James C. Swain

                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial
America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ Robert G. Avis
Robert G. Avis

                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial
America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ William A. Baker
William A. Baker

                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ Jon S. Fossel
Jon S. Fossel

                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial
America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ Sam Freedman
Sam Freedman

                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial
America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ Raymond J. Kalinowski
Raymond J. Kalinowski

                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial
America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ C. Howard Kast
C. Howard Kast

                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial
America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ Robert M. Kirchner
Robert M. Kirchner

                          POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial
America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ Ned M. Steel
Ned M. Steel

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Centennial
America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ William Armstrong
William Armstrong

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his capacity as Trustee, Director or Managing General Partner of Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Capital Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer Total Return Fund,
Inc., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial Tax Exempt Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 24th day of August, 1999.





/s/ George C. Bowen
George C. Bowen